Exhibit 10.3
FIRST AMENDMENT
TO
SECURITY AGREEMENT, PLEDGE AGREEMENT
AND GUARANTY
          FIRST AMENDMENT TO SECURITY AGREEMENT, PLEDGE AGREEMENT AND GUARANTY, dated as of September 28, 2006 (this “Amendment”) made by Global Employment Holdings, Inc. a Delaware corporation (the "Company”), Global Employment Solutions, Inc., a Colorado corporation (“GES”), each of its subsidiaries (each a “Guarantor” and together with the Company and each of its subsidiaries, each a "Grantor” and a “Pledgor” and together the “Grantors” and “Pledgors”), Amatis Limited (“Amatis”), in its capacity as the original collateral agent (in such capacity, the “Original Collateral Agent”), and Whitebox Convertible Arbitrage Partners, LP (“Whitebox”), in its capacity as the new collateral agent (in such capacity, the “Collateral Agent”).
     WHEREAS:
     A. The Company, GES and the Buyers are party to the Notes Securities Purchase Agreement, dated as of March 31, 2006, (the “Purchase Agreement”). Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement.
     B. Amatis has agreed to sell all of the Notes and Warrants it purchased pursuant to the Purchase Agreement to a group of investors.
     C. Amatis was named the Collateral Agent in the Purchase Agreement and wishes to be released from its role as the Collateral Agent.
     D. Whitebox has agreed to replace Amatis as the Collateral Agent.
     E. Amatis is named as Collateral Agent in the Security Agreement, the Pledge Agreement and the Guaranty.
          NOW, THEREFORE, the parties hereto agree as follows:
          SECTION 1. New Collateral Agent. Each reference to Amatis as Collateral Agent in the Security Agreement, the Pledge Agreement and the Guaranty is hereby amended to read: “Whitebox Convertible Arbitrage Partners, LP”.
          SECTION 2. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Security Agreement, the Pledge Agreement and the Guaranty remain in full force and effect.
          SECTION 3. Facsimile Signatures; Counterparts. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.
          IN WITNESS WHEREOF, each Grantor and Pledgor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

GLOBAL EMPLOYMENT HOLDINGS, INC
By:	/s/ Howard Brill
	Name:	Howard Brill
	Title:	President and Chief Executive Officer

GLOBAL EMPLOYMENT SOLUTIONS, INC
By:	/s/ Howard Brill
	Name:	Howard Brill
	Title:	President and Chief Executive Officer

EXCELL PERSONNEL SERVICES, INC.
By:	/s/ Howard Brill
	Name:	Howard Brill
	Title:	Executive Vice President

FRIENDLY ADVANCED SOFTWARE TECHNOLOGY, INC.
By:	/s/ Howard Brill
	Name:	Howard Brill
	Title:	Executive Vice President

MAIN LINE PERSONAL SERVICE, INC.
By:	/s/ Howard Brill
	Name:	Howard Brill
	Title:	Executive Vice President

SOUTHEASTERN PERSONNEL MANAGEMENT, INC.
By:	/s/ Howard Brill
	Name:	Howard Brill
	Title:	Executive Vice President

SOUTHEASTERN STAFFING, INC.
By:	/s/ Howard Brill
	Name:	Howard Brill
	Title:	Executive Vice President

BAY HR, INC.
By:	/s/ Howard Brill
	Name:	Howard Brill
	Title:	Executive Vice President

SOUTHEASTERN GEORGIA HR, INC.
By:	/s/ Howard Brill
	Name:	Howard Brill
	Title:	Executive Vice President

TEMPORARY PLACEMENT SERVICE, INC.
By:	/s/ Howard Brill
	Name:	Howard Brill
	Title:	Executive Vice President

ACCEPTED BY:		ACCEPTED BY:

WHITEBOX CONVERTIBLE ARBITRAGE PARTNERS, LP,		AMATIS LIMITED,
as Collateral Agent		as Original Collateral Agent

By: Amaranth Advisors L.L.C,
Its: Trading Advisor

By:	/s/ Jonathan Wood	By:	/s/ Karl J. Wachter

Name: Jonathan Wood		Name: Karl J. Wachter
Title: Chief Financial Officer/Director		Title: Authorized Signatory

Address:	3033 Excelsior Boulevard	Address:	One America Lane
	Suite 300		Greenwich, CT 06831
Minneapolis, MN 55146